AMENDMENT NO. 2 TO

ESCROW DEPOSIT AGREEMENT

This AMENDMENT NO. 2, dated as of November 7, 2006, to the ESCROW DEPOSIT AGREEMENT (the “Agreement”) dated as of November 1, 2006, and amended as of November 3, 2006, by and among Guardian  Technologies International, Inc., a Delaware corporation (the “Company”), having an address at 516 Herndon Parkway, Suite A, Herndon, Virginia 20170, Midtown Partners & Co., LLC, a Florida limited liability company (“Placement Agent”), having an address at 7491 Estrella Circle, Boca Raton, Florida 33433, and Signature Bank (the “Escrow Agent”), a New York State chartered bank, having an office at 261 Madison Avenue, New York, NY 10016.  All capitalized terms not herein defined shall have the meaning ascribed to them in the Agreement.

The parties hereto agree that the Agreement is hereby amended as follows:

1.  The fourth “WHEREAS” clause of the Agreement is hereby deleted and in its place and stead the following is inserted:

“WHEREAS, unless the Company consummates the Offering by November 8, 2006 (the “Termination Date”), the Offering shall terminate and all funds shall be returned to the purchasers in the Offering; and”

2.

Except as expressly set forth herein, the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

GUARDIAN TECHNOLOGIES

MIDTOWN PARTNERS & CO., LLC

INTERNATIONAL, INC.

By:

Michael W. Trudnak

By:

Bruce Jordan

Name:

Michael W. Trudnak

Name:  Bruce Jordan

Title:

Chief Executive Officer

Title:   President

        Officer

SIGNATURE BANK

By:

_____________________________

Name:

Title:

By:

_____________________________

Name:

Title: